UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018

TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
incorporation or organization)	File Number)

30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

□		Emerging growth company

□

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)  Telephone and Data Systems, Inc. Director Plan

At the Annual Meeting of shareholders of Telephone and Data Systems, Inc. (“TDS”) held on May 24, 2018 (“Annual Meeting”), based on the below voting results, the shareholders of TDS approved the TDS Amended and Restated Compensation Plan for Non-Employee Directors (“Director Plan”).

The terms of the Director Plan are set forth under Proposal 3 of the TDS definitive proxy statement dated April 11, 2018, as filed with the SEC on Schedule 14A on April 11, 2018, which are incorporated by reference herein.

The foregoing description is qualified in its entirety by reference to the Director Plan, which is included as Exhibit 10.1 to this Form 8-K and incorporated by reference into this Item 5.02.

Item 5.07.  Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders on May 24, 2018, the following number of votes were cast for the matters indicated.

  Election of Directors.

The following directors received the following votes and were elected:

  For the election of eight Directors of TDS by the holders of Series A Common Shares:
Nominee	For	Withhold	Broker Non-vote

LeRoy T. Carlson, Jr.	71,713,880	30,650	688,850

Letitia G. Carlson, M.D.	71,713,880	30,650	688,850

Prudence E. Carlson	71,713,880	30,650	688,850

Walter C.D. Carlson	71,713,880	30,650	688,850

James W. Butman	71,713,880	30,650	688,850

Kenneth R. Meyers	71,713,880	30,650	688,850

George W. Off	71,744,530	-	688,850

Christopher D. O'Leary	71,744,530	-	688,850

  For the election of four Directors of TDS by the holders of Common Shares:
Nominee	For	Withhold	Broker Non-vote

Clarence A. Davis	84,063,151	6,689,505	5,171,821

Kimberly D. Dixon	83,912,911	6,837,928	5,171,821

Mitchell H. Saranow	80,285,490	10,467,166	5,171,821

Gary L. Sugarman	83,981,532	6,771,124	5,171,821

  Proposal to Ratify the Selection of PricewaterhouseCoopers LLP as Independent Public Accountants for 2018.

The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote

122,769,351	615,610	27,134	-

  Proposal to approve the TDS Director Plan.

The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote

115,916,699	4,001,094	57,145	3,437,409

  Proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in TDS’ Proxy Statement dated April 11, 2018 (commonly known as “Say-on-Pay”).

The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote

118,152,818	1,688,934	132,632	3,437,409

  Shareholder Proposal to recapitalize TDS’ outstanding stock to have an equal vote per share.

The proposal received the following votes and was defeated:

For	Against	Abstain	Broker Non-vote

35,153,467	84,657,589	163,881	3,437,409

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits:

Exhibit Number	Description of Exhibits

10.1	TDS Director Plan, is hereby incorporated by reference from Exhibit A to TDS’ Proxy Statement for its 2018 Annual Meeting of Shareholders as filed on Schedule 14A on April 11, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date:	May 29, 2018	By:	/s/ Douglas W. Chambers
Douglas W. Chambers
Senior Vice President-Finance and Chief Accounting Officer
(principal financial officer and principal accounting officer)